Work Ahead™ Investor Presentation January 2020 Work Ahead.

22 Workhorse is changing the way the world works Work Ahead. Work Ahead.

3 Cautionary Note Regarding Forward Looking Statements This presentation includes forward-looking statements. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein. Factors that could cause actual results to differ materially include, but are not limited to: our limited operations and need to expand in the near future to fulfill product orders; risks associated with obtaining orders and executing upon such orders; the ability to protect our intellectual property; the potential lack of market acceptance of our products; potential competition; our inability to retain key members of our management team; our inability to raise additional capital to fund our operations and business plan; our inability to maintain our listing of our securities on the Nasdaq Capital Market; our ability to continue as a going concern; our liquidity and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission ("SEC"), including our annual report on Form 10-K filed with the SEC. Workhorse expressly disclaims any obligation to publicly update any forward-looking statements contained herein, whether as a result of new information, future events or otherwise, except as required by law. Work Ahead.

4

Workhorse: Redefining Last-Mile Delivery

Proven track record with nearly 400 vehicles on the road and 5+ million miles driven in real-life duty cycles and climates

- Fully Electric American OEM
- Founded: 2007
- NASDAQ: WKHS
- Headquarters: Loveland, OH
- Assembly Plant: Union City, IN



HorseFly UAV Delivery System


WORKHORSE
C1000

C^{1000} Electric Work Van



USPS Next Generation Delivery Vehicle

Workhorse's Fully Electric Last-Mile Delivery Platform

Last-Mile Delivery Vehicle	Fully electric and ISO-certified C-Series delivery vehicle jointly developed with UPS to meet their stringent requirements
Real-Time Telematics	Cloud-based, database-driven proof-of-performance system
HorseFly Delivery Drone	Proprietary unmanned aerial system designed for the package delivery market
Infrastructure and Leasing	In partnership with Duke Energy, single-point management and financing of all behind the meter infrastructure to support depot-wide electrification and financing for vehicle and batteries
NGDV Program	The only U.S.-based electric OEM, selected to develop the United States Postal Service's ("USPS") Next Generation Delivery Vehicle ("NGDV") and complete prototype testing

Work Ahead.

5 Investment Highlights 1 Market leader, first mover and only U.S. pure play OEM in medium duty electrification for last-mile delivery in ~$18B delivery/ cargo van market with significant EV demand 2 Full turnkey solution offers a premier product and vehicle financing through partnership with Duke Energy – proven economics and value proposition with comparable acquisition costs to ICE/diesel vehicles enables positive ROI at ~3 years without incentives 3 Technology validation from blue chip customers and partners 4 Proprietary platform technologies (battery, drive train, chassis, software, telematics) leveraged across vehicle portfolio supported by 7 granted and 4 pending patents 5 Near-term growth opportunities from the USPS NGDV program, which represents a $6.3 billion, 165,000-vehicle opportunity, and partnership with Lordstown Motors Corp. for the development of an all-new fully electric pickup truck 6 Scalable manufacturing at our ~265,000 ft2 plant in Union City, Indiana, with the ability to produce 60,000+ vehicles per year, enables clear path to profitability Work Ahead.

6

Entering the Commercialization Phase of Our Business Lifecycle

Launch and Initial Product Development

2007

- 2007 – AMP Electric vehicles is established
- Aug 2012 – First electric delivery van delivered to Navistar
- Mar 2013 – AMP acquires Workhorse assets
- Mar 2015 – First 2 vehicles of 20-unit UPS order delivered

Proof of Concept

2016

- Jan 2016 – Listed on NASDAQ under WKHS
- Feb 2016 – Supply agreement with Panasonic
- May 2016 – Receives 125-unit UPS order
- Sep 2016 – Delivers NGDV prototype to USPS
- Oct 2016 – Receives 200-unit UPS order
- Feb 2017 – First HorseFly drone delivery with UPS

Refocus on Last-Mile Delivery and Commercialization

2018

- Feb 2018 – Commences development of C-Series with 1000-unit UPS order
- Mar 2018 – First Ryder order delivered to WB Mason
- Mar 2019 – Completes durability and field testing with USPS
- Apr 2019 – Enters partnership with Duke Energy for charging infrastructure and battery management solutions
- Nov 2019 – Establishes Lordstown Motors licensing and royalty agreement
- Dec 2019 – Surefly sold and JV formed with MOOG


WORKHORSE
C1000

Work Ahead.

7

Workhorse is Transforming Last-Mile Delivery

Next Generation C-Series


WORKHORSE
C1000

- Designed in partnership with UPS, the C-Series is purpose-built to be the safest and most efficient last-mile delivery system available
- 100-mile fully electric range, with optional Horsefly delivery drone
- Multiple size configurations for broad range of applications: C^{200} - C^{1200}
- Initial anchor order of 1,000+ units received from UPS in February 2018
- Have since completed a real-world last-mile package delivery pilot program in conjunction with a major blue chip customer

(1) Workhorse estimates.

Workhorse Metron Telematics



- Cloud-based, database-driven proof-of-performance monitoring system
- Provides clients access to real-time data to monitor and measure performance
- Gives fleet operators ultimate energy and route efficiency management

Next Generation HorseFly UAV Drone

- Reduces per package last-mile cost by 95% (~$0.04 per mile vs. ~$1.00 for gas vehicle)[1]
- Fully integrated with Workhorse medium duty vehicles, including on-vehicle charging
- FAA Compliant
- Recently granted HorseFly™ patent covers any drone utilization integrated with delivery vehicle



Work Ahead.

8 The Redesigned Workhorse C-Series Up Close Working Alongside UPS, We Have Made Significant Improvements to the C1000 Gen 1 (E-Series) C1000 Total Vehicle 11,000 lbs <7,000 lbs Weight MPGe 32 40 % Maintenance Costs Reduced >50% >60% Floor Height 32” 14-24” Distance <100 miles >100 miles Range Charging Time >6 hours from empty <6 hours from empty Battery Pack 80-120 kWh 71 kWh Capacity Work Ahead.

9

Significant Market Opportunity for Workhorse's Electric Vehicles

Last-mile delivery represents an ~$18 billion[1] annual market opportunity

>350,000

# of last-mile delivery vehicles purchased by U.S. fleets annually

$50,000

ASP for last-mile delivery vehicles

~$18 bn[1]

annual adressable market size for last-mile delivery vehicles in the U.S.


DHL
DHL
FedEx

(1) Goodcarbadcar Automotive Sales Data & Statistics. Estimated market size calculated as total number of last-mile delivery vehicles sold annually * estimated ASP of $50,000.

Work Ahead.

10

Workhorse Models Designed for Use Across a Broad Customer Base

~$18 Billion Total Market [1]

Sample Customers	DHL, FedEx, UPS	Amazon, Walmart, Other Retail Stores
Vehicle Size *(Package Space in ft^3)*	650 – 1000	450 – 650

Workhorse Products


C650
C650


C1000
C1000


C450


C650
C650

(1) Goodcarbadcar Automotive Sales Data & Statistics. Estimated market size calculated as total number of last-mile delivery vehicles sold annually * estimated ASP of $50,000.

Work Ahead.

11 Why Customers Choose Workhorse Our Solution is Green and Cost Effective Positive Customer ROI in Three Years Total Cost of Ownership Analysis 40 MPGe(1) fuel efficiency for C-Series vs. 6 MPG $350  for UPS GAS E-GEN $304 $300 $2.50/gallon go-forward price $0.07 per kWh Reduced operating cost from ~$1.00/mile to $120k Maintenance $57k Maintenance  ~$0.36/mile(1) $6,100 Infrastructure $250 ~$170K Reduced maintenance costs moving to electric Savings  $200  Increased driver satisfaction, retention and health $150 $134 $100  Helps achieve ESG and sustainability goals Total Cost of Ownership in ($ thousands) $50 Multiple size configurations to meet the unique needs of each customer  $0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 (1) Workhorse estimates. Year Work Ahead.

12

U.S. Commercial EV Competitive Landscape

Incumbent OEMs focus on electric passenger cars and heavy duty commercial vehicles

	Workhorse	Tesla	Ford	Freightliner	chanje	EV Conversions (Non-OEM)
Commercial Electric Vehicle Portfolio	✓	✓ Class 8	✕	✕	✓ Class 5	✓
Durability	▲ Heavy duty, long life-cycle components	▼ TBD	▼ Conventional Fueled Vehicles command higher maintenance costs	▼ Conventional Fueled Vehicles command higher maintenance costs	▼ Less than one year of real-world US fleet deployment experience	▼ Variable quality due to lack of Tier 1 suppliers, batch manufacturing
Design	▲ Ground-up purpose built design, Class 2, 3, 4, 5, 6	▲ All-electric ground-up Design	▼ Lacks innovation; No EV option or Re-Gen Breaking	▼ Lacks innovation; No EV commercial truck option	▼ All-Electric ground-up design (China)	▼ Requires chassis purchase from other OEM
Environmental Impact	▲ Zero Emission All-Electric ▲ Low-Emission Range Extender	▲ Zero Emission All-Electric	▼ Conventional fueled vehicles have a larger carbon footprint	▼ Conventional fueled vehicles have a larger carbon footprint	▲ Zero Emission All-Electric	▲ Zero Emission All-Electric
Cost Efficiency	▲ Lower fuel & maintenance ▲ Positive ROI in <3 years ▲ No incentives required	▼ TBD	▼ More than twice the TCO over expected life cycle	▼ More than twice the TCO over expected life cycle	▼ Higher initial investment and more expensive TCO	▼ Higher initial investment and more expensive TCO
Integrated Drone	▲ HorseFly UAV delivery system (Workhorse Electric Vans)	▼ N/A	▼ N/A	▼ N/A	▼ N/A	▼ N/A

Work Ahead.

13

Development and Commercial Partnership with UPS to Expedite Adoption of Workhorse's Vehicles

Date	Milestone
Apr 2012	Workhorse signs agreement with Navistar to electrify UPS delivery trucks
Apr 2015	UPS deploys 2 Workhorse E-GEN range-extended vehicles purchased directly from Workhorse in 2014
Jul 2015	Workhorse begins delivery of 18 Workhorse E-100 all-electric vehicles purchased by UPS in 2014
May 2016	Workhorse receives order from UPS for additional 125 Workhorse electric vehicles
Oct 2015	UPS announces the deployment of 18 Workhorse E-100 all-electric delivery vehicles to Texas
Oct 2016	UPS orders 200 additional Workhorse electric vehicles
Feb 2018	UPS and Workhorse commence development of the new C^{1000} in conjunction with landmark 1,000-vehicle order


Electric Vehicle

Relationship Highlights

- 6 orders placed to date totaling 1,345 vehicles
- 345 Gen 1 E-Series Workhorse step vans deployed by UPS
- 5+ million miles driven by Workhorse vehicles

"These vehicles are a bridge to the delivery trucks of tomorrow. This investment will help create and grow the market for ground-breaking alternative propulsion systems that reduce environmental impact, reduce operating costs and save fuel."

- Mark Wallace, Former UPS Senior VP Global Engineering and Sustainability

Work Ahead.

14 Tier-1 Partners and Suppliers Workhorse’s partnerships with best-in-class vendors ensure superior products Large U.S. Electric Designer and Manufacturer of Li-Ion Advanced Engineering and Hardware Power Holding Company Energy Storage and Battery Solutions for Aerospace Applications Charging Infrastructure Partner Strategic Supplier Partnership HorseFly Development and Manufacturing Partner Automotive Engineering, Prototype Service, Maintenance Leader in Lightweight Composite Designs and Full-Scale Concept Vehicles & Fleet Management Materials and Manufacturing C-Series Development Partner Exclusive Service & Strategic Supply Agreement Maintenance Agreement Work Ahead.

15

World Class Manufacturing

Manufacturing capacity to produce 60,000+ chassis per year

Loveland, Ohio – Corporate HQ & Battery Pack Assembly Facility





Union City, Indiana – Vehicle Assembly Facility



Business Functions	Expected Overall Growth
Assembly operations	Current capacity for 60,000+ chassis per year
Three buildings on ~265,000 ft^2	Historical capacity of up to 150 chassis per day in single shift
Formerly Navistar International's Workhorse Custom Chassis Business HQ	

Work Ahead.

16 Growth Opportunity | USPS Next Generation Delivery Vehicle All-Electric and Range-Extended Low-Floor Vehicle Recent Achievements Sep Won prototype contract to build and deliver six prototype units 2016 Sep Six purpose-built prototype vehicles delivered to USPS 2017 Mar USPS vehicle durability and field testing successfully completed 2019 Dec USPS issued the final RFP 2019 165,000-Vehicle, $6.3B USPS Contract Opportunity Work Ahead.

17

Growth Opportunity | Partnership with Lordstown Motors

Lordstown Motors will License and Manufacture Electric Pickup Trucks Utilizing the W-15 Technology

State of the Art Safety & Driver Experience:



Workhorse W-15 Electric Pickup Truck

Lordstown Endurance Electric Pickup Truck



Lordstown Motors Partnership

Workhorse granted Lordstown Motors a license to the technology and design of the Workhorse W-15 pickup truck

Lordstown will be the sole manufacturer of the vehicles

The 6.2M sq-foot facility was purchased from GM and can produce up to 250,000 vehicles per year

Workhorse Highlights

- ✓ Workhorse will retain a two year, non-dilutable 10% equity stake in Lordstown Motors in exchange for the license of the technology
- ✓ Workhorse will receive a royalty fee for each electric pickup truck delivered by Lordstown
- ✓ Workhorse will no longer manufacture the W-15, allowing its manufacturing facility to focus solely on last-mile delivery vehicles

Work Ahead.

18 Diverse Industry Experience & Expertise Duane Hughes, CEO . Senior-level executive with more than 20 years experience including direct business relationships in the automotive, advertising, and technology segments . Prior to joining Workhorse/AMP Electric Vehicles, Duane served as Chief Operating Officer for Cumulus Interactive Technologies Group . Prior to Cumulus ITG, Duane spent nearly fifteen years in senior management positions with Gannett Co., Inc., including his duties as Vice President of Sales and Operations Robert Willison, COO . Former partner and CTO at Ray Technology, and before that, was director of international operations and new business development at PDi Communication Systems . Previously held senior management positions at Hughes Aircraft and Texas Instruments; Director of Fleet Technology at Sysco . Earned a BSME, MSME, and PhD in Aero-Mechanical engineering, specializing in mechanics, robotics and spacecraft design at West Virginia, where he was also a NASA Fellow Steve Schrader, CFO . More than sixteen years of CFO experience in public and private companies in industries as diverse as manufacturing, health care, and utilities . Leadership experience in Strategic Planning, M&A, Corporate Finance and Investor Relations and held CFO roles at Fuyao Glass and Oncology Hematology Care (OHC) . Started career working for a group of utilities that are now part of Duke Energy as the Vice President and CFO of Cinergy's Regulated Business prior to Duke's acquisition in 2006 Don Wires, Director of R&D . Worked at P&G for 35 years where he was the first Technology Associated Director for Power, Control, & Information Systems . Co-author of several patents on machine automation and safety systems, and an early leader in developing a mechatronics approach to complex machine design at P&G . The first Engineering Technology Distinguished Alumni Graduate of the University of Cincinnati College of Engineering and Applied Science Richard Bastien, Director of Engineering . Licensed professional engineer and engineering manager with strong experience in mechanical and mechatronics engineering . Combined experience in all-wheel-drive drivetrain, powertrain integration, engine development, electronic control simulation and hydraulic hybrid development . Prior to Workhorse, Richard was the Chief Engineer at Bourns, Inc. and was responsible for managing the development of sensing products used in autonomous driving Bill Rutherford, Plant Manager . Responsible for launching nearly every Workhorse Custom Chassis and was integral in the development of each product change process . Experience in a variety of positions including materials, production, engineering, quality, industrial engineering and program management . Previously worked at Union City Body Co. and spent ten years at GE Aviation, where he held positions in supervision, production control, and materials management Work Ahead.

Contact Thank you Gateway | Matt Glover and Tom Colton (949) 574-3860 WKHS@gateway.com